Exhibit 99.1

Contact:
Gary J. Fuges, CFA
ValueClick, Inc.
1.818.575.4677

VALUECLICK ANNOUNCES FOURTH QUARTER 2010 RESULTS

Revenue and Profitability Exceed High-End of Guidance Ranges

Westlake Village, CA – February 15, 2011 – ValueClick, Inc. (Nasdaq: VCLK) today reported financial results for the fourth quarter and fiscal year ended December 31, 2010. Fourth quarter revenue, adjusted-EBITDA1, and earnings per share metrics all exceeded the high-end of the guidance ranges management provided on November 3, 2010.

Highlights from the fourth quarter 2010 results include:

•	Revenue of $128.7 million, up 17 percent from the fourth quarter of 2009 (Q4 2009)

•	Adjusted-EBITDA of $41.9 million, up 19 percent from Q4 2009

•	Adjusted-EBITDA margin of 32.5 percent versus 31.8 percent in Q4 2009

•	GAAP net income from continuing operations of $0.26 per diluted share versus $0.20 in Q4 2009

“The fourth quarter capped a successful year for ValueClick, where we streamlined our offerings, invested for the long-term, and delivered revenue growth and margin expansion,” said Jim Zarley, chief executive officer of ValueClick. “Our momentum in the quarter is setting the tone for 2011, and we remain confident in our ability to capitalize on our industry’s growth opportunities to generate strong financial performance while investing in growth initiatives across all of our businesses.”

Non-GAAP net income, which excludes discontinued operations, stock-based compensation and amortization of intangible assets was $25.5 million, or $0.31 per diluted common share for the fourth quarter. A table reconciling GAAP net income from continuing operations to non-GAAP diluted net income per common share is included in this press release.

The consolidated balance sheet as of December 31, 2010 includes approximately $197 million in cash, cash equivalents and marketable securities and no debt. The Company generated approximately $90 million in free cash flow, defined as cash flow from operations less net capital expenditures, in fiscal year 2010.

1 Adjusted-EBITDA is defined as GAAP (Generally Accepted Accounting Principles) net income from continuing operations before interest, income taxes, depreciation, amortization, and stock-based compensation expenses. Please see the attached schedule for a reconciliation of GAAP net income to adjusted-EBITDA, and a discussion of why the Company believes adjusted-EBITDA is a useful financial measure to investors and how Company management uses this financial measure.

Business Outlook
Today, ValueClick is announcing guidance for the first quarter of 2011:

Guidance
Revenue	$111-$113 million
Adjusted-EBITDA	$31-$32 million
Mid-Point Adjusted-EBITDA Margin	~28%
GAAP diluted net income per common share	$0.16-$0.17
Non-GAAP diluted net income per common share	$0.21-$0.22

The consolidated revenue guidance range is based on the following segment-level assumptions for revenue growth rates expressed as a percentage increase from first quarter 2010 reported revenue levels:

•	Affiliate Marketing: up low double-digits

•	Media: up low double-digits

•	Owned & Operated: up high twenties to low thirties

•	Technology: up low to mid single-digits

First quarter 2011 non-GAAP and GAAP diluted net income per common share guidance assume stock-based compensation of $2.0 million, amortization of intangible assets of $5.0 million, interest and other income of $1.0 million, a 41 percent effective tax rate, and 82.0 million diluted shares outstanding.

Conference Call Today at 4:30 p.m. ET
Jim Zarley, chief executive officer, and John Pitstick, chief financial officer, will present an overview of the results and other factors affecting ValueClick’s financial performance for the fourth quarter during a conference call and webcast on February 15 at 4:30 p.m. ET. Investors and analysts may obtain the dial-in information through StreetEvents (www.streetevents.com). The live Webcast of the conference call will be available on the Investor Relations section of www.valueclick.com. A replay of the conference call will be available through February 22 at (888) 203-1112 and (719) 457-0820 (pass code: 4951342). An archive of the Webcast will also be available through February 22.

About ValueClick
ValueClick, Inc. (Nasdaq: VCLK) is one of the world’s largest integrated online marketing services companies, offering comprehensive and scalable solutions to deliver cost-effective customer acquisition for advertisers and transparent revenue streams for publishers. ValueClick’s performance-based solutions allow its customers to reach their potential through multiple online marketing channels, including affiliate marketing, display advertising, , and comparison shopping. ValueClick’s brands include Commission Junction, ValueClick Media, Mediaplex, Smarter.com, CouponMountain.com, Investopedia.com, and PriceRunner. For more information, please visit www.valueclick.com.

This release contains forward-looking statements that involve risks and uncertainties, including, but not limited to, the risk that market demand for on-line advertising in general, and performance based on-line advertising in particular, will not grow as rapidly as predicted, and the risk that legislation and governmental regulation could negatively impact the Company’s performance. Actual results may differ materially from the results predicted, and reported results should not be considered an indication of future performance. Important factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements are detailed under “Risk Factors” and elsewhere in filings with the Securities and Exchange Commission made from time to time by ValueClick, including, but not limited to: its annual report on Form 10-K filed on February 26, 2010; recent quarterly reports on Form 10-Q; and other current reports on Form 8-K.

The Business Outlook contained in this release is based on current expectations. These statements are forward-looking, and actual results may differ materially. These statements do not include the potential impact of any mergers, acquisitions or other business combinations that may be completed after the date of this release. Actual stock-based compensation may differ from these estimates based on the timing and amount of stock awards granted, the assumptions used in stock award valuation and other factors. Actual income tax expense may differ from these estimates based on tax planning, changes in tax accounting rules and laws, and other factors.

ValueClick undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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VALUECLICK, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	December 31,	December 31,
	2010	2009

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$194,317	$	158,497
Marketable securities	3,000		—
Accounts receivable, net	86,738		68,484
Other current assets	18,470		20,856
Assets held for sale	—		11,098

Total current assets	302,525		258,935
Assets held for sale, less current portion	—		25,777
Note receivable, less current portion	31,267		—
Marketable securities, less current portion	—		22,026
Property and equipment, net	12,414		11,272
Goodwill	183,218		157,123
Intangible assets, net	33,525		38,718
Other assets	50,618		52,711

TOTAL ASSETS	$613,567	$	566,562

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities	$103,258		$98,404
Non-current liabilities	37,668		61,669

Total liabilities	140,926		160,073
Total stockholders’ equity	472,641		406,489

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$613,567	$	566,562

VALUECLICK, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Three-month Period
	Ended December 31,
	(Unaudited)
	2010	2009

Revenue	$128,747	$110,394
Cost of revenue	35,455	31,173

Gross profit	93,292	79,221
Operating expenses:
Sales and marketing (Note 1)	31,319	27,228
General and administrative (Note 1)	14,019	14,434
Technology (Note 1)	9,924	6,179
Amortization of intangible assets acquired in business combinations	5,333	4,999
Total operating expenses	60,595	52,840

Operating income from continuing operations	32,697	26,381
Interest and other income (expense), net	1,891	(176)

Income before income taxes from continuing operations	34,588	26,205
Income tax expense	13,526	8,834

Net income from continuing operations	21,062	17,371
Loss from discontinued operations, net of tax impact	—	(1,874)

Net income	$21,062	$15,497

Basic net income from continuing operations per common share	$0.26	$0.20

Diluted net income from continuing operations per common share	$0.26	$0.20

Basic net income per common share	$0.26	$0.18

Diluted net income per common share	$0.26	$0.18

Weighted-average shares used to compute basic net income per common share	80,817	85,779

Weighted-average shares used to compute diluted net income per common share	81,837	86,384

Note 1 – Includes stock-based compensation as follows:

	Three-month Period
	Ended December 31,
	(Unaudited)
	2010	2009
Sales and marketing	$363	$355
General and administrative	1,457	1,361
Technology	286	197

Total stock-based compensation	$2,106	$1,913

VALUECLICK, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Year Ended December 31,
	(Unaudited)
	2010	2009

Revenue	$430,798	$422,723
Cost of revenue	116,802	116,509

Gross profit	313,996	306,214
Operating expenses:
Sales and marketing (Note 1)	112,282	118,457
General and administrative (Note 1)	53,536	60,373
Technology (Note 1)	35,047	25,050
Amortization of intangible assets acquired in business combinations	20,611	19,803
Total operating expenses	221,476	223,683

Operating income from continuing operations	92,520	82,531
Interest and other income, net	2,204	302

Income before income taxes from continuing operations	94,724	82,833
Income tax expense	14,120	21,264

Net income from continuing operations	80,604	61,569
(Loss) income from discontinued operations, net of tax impact	(134)	7,047
Gain on sale, net of tax	10,040	—

Net income	$90,510	$68,616

Basic net income from continuing operations per common share	$0.99	$0.71

Diluted net income from continuing operations per common share	$0.98	$0.71

Basic net income per common share	$1.11	$0.79

Diluted net income per common share	$1.10	$0.79

Weighted-average shares used to compute basic net income per common share	81,615	86,716

Weighted-average shares used to compute diluted net income per common share	82,334	87,210

Note 1 – Includes stock-based compensation as follows:

	Year Ended December 31,
	(Unaudited)
	2010	2009
Sales and marketing	$1,280	$1,907
General and administrative	5,815	6,034
Technology	849	928

Total stock-based compensation	$7,944	$8,869

VALUECLICK, INC.
RECONCILIATION OF NET INCOME FROM CONTINUING
OPERATIONS TO ADJUSTED-EBITDA (Note 1)
(In thousands)

	Three-month Period
	Ended December 31,
	(Unaudited)
	2010	2009
Net income from continuing operations	$21,062	$17,371
Interest and other (income) expense, net	(1,891)	176
Provision for income tax	13,526	8,834
Amortization of intangible assets acquired in business combinations	5,333	4,999
Depreciation and leasehold amortization	1,742	1,795
Stock-based compensation	2,106	1,913

Adjusted-EBITDA	$41,878	$35,088

	Year Ended December 31,
	(Unaudited)
	2010	2009
Net income from continuing operations	$80,604	$61,569
Interest and other (income) expense, net	(2,204)	(302)
Provision for income taxes	14,120	21,264
Amortization of intangible assets acquired in business combinations	20,611	19,803
Depreciation and leasehold amortization	6,620	7,563
Stock-based compensation	7,944	8,869

Adjusted-EBITDA	$127,695	$118,766

Note 1 – “Adjusted-EBITDA” (GAAP net income from continuing operations before interest, income taxes, depreciation, amortization, and stock-based compensation expenses) included in this press release is a non-GAAP financial measure.

Adjusted-EBITDA, as defined above, may not be similar to adjusted-EBITDA measures used by other companies and is not a measurement under GAAP. Management believes that adjusted-EBITDA provides useful information to investors about the Company’s performance because it eliminates the effects of period-to-period changes in income from interest on the Company’s cash and marketable securities and the costs associated with income tax expense, capital investments, and stock-based compensation which are not directly attributable to the underlying performance of the Company’s business operations. Management uses adjusted-EBITDA in evaluating the overall performance of the Company’s business operations.

Though management finds adjusted-EBITDA useful for evaluating aspects of the Company’s business, its reliance on this measure is limited because excluded items often have a material effect on the Company’s earnings and earnings per common share calculated in accordance with GAAP. Therefore, management uses adjusted-EBITDA in conjunction with GAAP earnings and earnings per common share measures. The Company believes that adjusted-EBITDA provides investors with an additional tool for evaluating the Company’s core performance, which management uses in its own evaluation of overall performance, and a base-line for assessing the future earnings potential of the Company. While the GAAP results are more complete, the Company prefers to allow investors to have this supplemental metric since, with a reconciliation to GAAP, it may provide greater insight into the Company’s financial results.

VALUECLICK, INC.
RECONCILIATION OF GAAP NET INCOME FROM CONTINUING OPERATIONS TO NON-GAAP DILUTED NET INCOME PER
COMMON SHARE (Note 1)
(In thousands)

	Three-Month Period
	Ended December 31,
	2010	2009
GAAP net income from continuing operations	$21,062	$17,371
Stock-based compensation	2,106	1,913
Amortization of intangible assets acquired in business combinations	5,333	4,999
Tax impact of above items	(2,955)	(2,664)

Non-GAAP net income	$25,546	$21,619

Non-GAAP diluted net income per common share	$0.31	$0.25

Weighted-average shares used to compute non-GAAP diluted net income per common share	81,837	86,384

	Year Ended December 31,
	2010	2009
GAAP net income from continuing operations	$80,604	$61,569
Stock-based compensation	7,944	8,869
Amortization of intangible assets acquired in business combinations	20,611	19,803
Tax impact of above items	(11,220)	(10,821)

Non-GAAP net income	$97,939	$79,420

Non-GAAP diluted net income per common share	$1.19	$0.91

Weighted-average shares used to compute non-GAAP diluted net income per common share	82,334	87,210

Note 1 – “Non-GAAP diluted net income per common share” (GAAP diluted net income from continuing operations per common share before the impact of stock-based compensation, amortization of intangibles, and other non-recurring events) included in this press release is a non-GAAP financial measure.

Non-GAAP diluted net income per common share, as defined above, may not be similar to non-GAAP diluted net income per common share measures used by other companies and is not a measurement under GAAP. Management believes that non-GAAP diluted net income per common share provides useful information to investors about the Company’s performance because it eliminates the effects of items which are not directly attributable to the underlying performance of the Company’s business operations. Management uses non-GAAP diluted net income per common share in evaluating the overall performance of the Company’s business operations.

Though management finds non-GAAP diluted net income per common share useful for evaluating aspects of the Company’s business, its reliance on this measure is limited because excluded items often have a material effect on the Company’s earnings and earnings per common share calculated in accordance with GAAP. Therefore, management uses non-GAAP diluted net income per common share in conjunction with GAAP earnings and earnings per common share measures. The Company believes that non-GAAP diluted net income per common share provides investors with an additional tool for evaluating the Company’s core performance, which management uses in its own evaluation of overall performance, and a base-line for assessing the future earnings potential of the Company. While the GAAP results are more complete, the Company prefers to allow investors to have this supplemental metric since, with a reconciliation to GAAP, it may provide greater insight into the Company’s financial results.

VALUECLICK, INC.
SEGMENT OPERATING RESULTS
(Unaudited)
(In thousands)
(Note 1)

	Three-month Period Ended		Year Ended
	December 31,		December 31,
	2010	2009	2010	2009
Affiliate Marketing:
Revenue	$36,188	$31,544	$124,126	$111,903
Cost of revenue	4,667	4,005	17,215	15,617

Gross profit	31,521	27,539	106,911	96,286
Operating expenses	9,832	9,244	37,359	38,165

Segment income from operations	$21,689	$18,295	$69,552	$58,121

Media:
Revenue	$41,726	$40,149	$137,487	$135,086
Cost of revenue	23,102	21,013	74,102	71,320

Gross profit	18,624	19,136	63,385	63,766
Operating expenses	8,056	7,295	29,760	30,505

Segment income from operations	$10,568	$11,841	$33,625	$33,261

Owned & Operated Websites:
Revenue	$42,749	$31,771	$138,545	$149,599
Cost of revenue	7,117	5,715	23,107	27,002

Gross profit	35,632	26,056	115,438	122,597
Operating expenses	25,196	18,917	87,475	87,563

Segment income from operations	$10,436	$7,139	$27,963	$35,034

Technology:
Revenue	$8,484	$7,507	$31,889	$27,686
Cost of revenue	908	894	3,359	3,709

Gross profit	7,576	6,613	28,530	23,977
Operating expenses	3,029	2,923	11,932	11,202

Segment income from operations	$4,547	$3,690	$16,598	$12,775

Reconciliation of segment income from operations to consolidated income from operations:
Total segment income from operations	$47,240	$40,965	$147,738	$139,191
Corporate expenses	(7,104)	(7,672)	(26,663)	(27,988)
Stock-based compensation	(2,106)	(1,913)	(7,944)	(8,869)
Amortization of intangible assets	(5,333)	(4,999)	(20,611)	(19,803)

Consolidated income from continuing	$32,697	$26,381	$92,520	$82,531
operations

Reconciliation of segment revenue to consolidated revenue:
Affiliate Marketing	$36,188	$31,544	$124,126	$111,903
Media	41,726	40,149	137,487	135,086
Owned & Operated Websites	42,749	31,771	138,545	149,599
Technology	8,484	7,507	31,889	27,686
Inter-segment eliminations	(400)	(577)	(1,249)	(1,551)

Consolidated revenue	$128,747	$110,394	$430,798	$422,723

Note 1 – On February 1, 2010, the Company announced the divestiture of the Web Clients business, which had been included in the Media segment. The Company has presented this divested business as discontinued operations and has recast its historical statements of operations and segment operating results to reflect this change. The information in this table excludes the divested business for all periods presented. A PDF file containing historical consolidated statements of operations and segment operating results information is available for download on the Investor Relations page at www.valueclick.com.